CERTIFICATE

The undersigned, Secretary of the 599 Fund LLC, hereby certifies that the following resolution was duly adopted by a majority of the Board of Directors at a meeting held on September 25, 2025, and is in full force and effect:

WHEREAS, the Fund, a Delaware limited liability company, has filed with the Securities Exchange Commission (the “SEC”) under the provisions of the Investment Company Act of 1940, as amended, a registration statement (the “Registration Statement”), with respect to the issuance and sale of the shares of the Fund.

NOW, THEREFORE, BE IT HEREBY RESOLVED, that the Directors of the Fund hereby constitute and appoint each of Terrence Davis and/or Tanya Boyle and/or Kent Barnes, as attorney for the Fund and in its name, place and stead, to execute and file any amendments to the Fund’s Registration Statement and to execute and file any necessary filings with the regulatory agencies, including the SEC, as required, granting to said attorneys full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as they might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

Dated: September 25, 2025

599 Fund LLC

/s/Kent Barnes

Kent Barnes Secretary

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned officer and/or director of the 599 Fund LLC (the “Fund”), a Delaware limited liability company, revokes all previous appointments and appoints Terrence Davis and/or Tanya Boyle and/or Kent Barnes, with full power of substitution, true and lawful attorney-in-fact of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned (i) any registration statement form under the Investment Company Act of 1940, as amended, and any and all amendments thereto, filed by the Fund of which Carrie Schoffman is now or is on the date of such filing a Director of the Fund, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Fund to comply with the Investment Company Act of 1940, as amended, and the rules thereunder on behalf of Carrie Schoffman, pursuant to the power of attorney signed below.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 25th day of September 2025.

/s/ Carrie Schoffman Carrie Schoffman Independent Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned officer and/or director of the 599 Fund LLC (the “Fund”), a Delaware limited liability company, revokes all previous appointments and appoints Terrence Davis and/or Tanya Boyle and/or Kent Barnes, with full power of substitution, true and lawful attorney-in-fact of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned (i) any registration statement form under the Investment Company Act of 1940, as amended, and any and all amendments thereto, filed by the Fund of which Clifford Schireson is now or is on the date of such filing a Director of the Fund, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Fund to comply with the Investment Company Act of 1940, as amended, and the rules thereunder on behalf of Clifford Schireson, pursuant to the power of attorney signed below.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 25th day of September 2025.

/s/ Clifford Schireson Clifford Schireson Independent Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned officer and/or director of the 599 Fund LLC (the “Fund”), a Delaware limited liability company, revokes all previous appointments and appoints Terrence Davis and/or Tanya Boyle and/or Kent Barnes, with full power of substitution, true and lawful attorney-in-fact of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned (i) any registration statement form under the Investment Company Act of 1940, as amended, and any and all amendments thereto, filed by the Fund of which Mary Zeven is now or is on the date of such filing a Director of the Fund, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Fund to comply with the Investment Company Act of 1940, as amended, and the rules thereunder on behalf of Mary Zeven, pursuant to the power of attorney signed below.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 25th day of September 2025.

/s/ Mary Zeven Mary Zeven Independent Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned officer and/or director of the 599 Fund LLC (the “Fund”), a Delaware limited liability company, revokes all previous appointments and appoints Terrence Davis and/or Tanya Boyle and/or Kent Barnes, with full power of substitution, true and lawful attorney-in-fact of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned (i) any registration statement form under the Investment Company Act of 1940, as amended, and any and all amendments thereto, filed by the Fund of which Timothy Nest is now or is on the date of such filing an officer of the Fund, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Fund to comply with the Investment Company Act of 1940, as amended, and the rules thereunder on behalf of Timothy Nest, pursuant to the power of attorney signed below.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 25th day of September 2025.

/s/ Timothy Nest Timothy Nest President and Principal Executive Officer

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned officer and/or director of the 599 Fund LLC  (the “Fund”), a Delaware limited liability company, revokes all previous appointments and appoints Terrence Davis and/or Tanya Boyle and/or Kent Barnes, with full power of substitution, true and lawful attorney-in-fact of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned (i) any registration statement form under the Investment Company Act of 1940, as amended, and any and all amendments thereto, filed by the Fund of which Jessica Chase is now or is on the date of such filing an officer of the Fund, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Fund to comply with the Investment Company Act of 1940, as amended, and the rules thereunder on behalf of Jessica Chase, pursuant to the power of attorney signed below.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 25th day of September 2025.

/s/ Jessica Chase Jessica Chase Treasurer, Principal Financial Officer, and Principal Accounting Officer